                      METROPOLITAN LIFE INSURANCE COMPANY

         INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES

                    SUPPLEMENT DATED APRIL 29, 2013 TO THE
           PROSPECTUS DATED MAY 1, 2006, AS PREVIOUSLY SUPPLEMENTED

This supplement updates certain information contained in your last prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus and any supplements, without charge, on written request sent to our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. New Policies are no longer available for sale.

You allocate net premiums to and may transfer cash value among the General Account and the Investment Divisions of Paragon Separate Account D. Each Investment Division, in turn, invests in the shares of one of the following
Funds:

DWS VARIABLE SERIES I--CLASS A
   DWS International VIP

DWS VARIABLE SERIES II--CLASS A
   DWS Money Market VIP

FIDELITY(R) VARIABLE INSURANCE PRODUCTS--INITIAL CLASS
   Contrafund(R) Portfolio
   Equity-Income Portfolio
   Growth Portfolio
   Index 500 Portfolio

MFS(R) VARIABLE INSURANCE TRUST--INITIAL CLASS
   MFS(R) Growth Series

PUTNAM VARIABLE TRUST--CLASS IA
   Putnam VT High Yield Fund
   Putnam VT Income Fund
   Putnam VT Multi-Cap Growth Fund
   Putnam VT Voyager Fund

T. ROWE PRICE EQUITY SERIES, INC.
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond Portfolio

The prospectuses for the Funds describe in greater detail an investment in the Funds listed above. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800)-685-0124.

FEE TABLES
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FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2012. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2012. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2012. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2012, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.03%

FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

                                           DISTRIBUTION
                                              AND/OR             ACQUIRED   TOTAL                  NET TOTAL
                                             SERVICE               FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                               FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES I--CLASS A
   DWS International VIP          0.79%         --       0.19%      --      0.98%       0.00%        0.98%
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DWS VARIABLE
  SERIES II--CLASS A
   DWS Money Market VIP           0.29%         --       0.16%      --      0.45%          --        0.45%
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FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
   Contrafund(R) Portfolio        0.56%         --       0.08%      --      0.64%          --        0.64%
   Equity-Income Portfolio        0.46%         --       0.10%      --      0.56%          --        0.56%
   Growth Portfolio               0.56%         --       0.10%      --      0.66%          --        0.66%
   Index 500 Portfolio            0.05%         --       0.05%      --      0.10%          --        0.10%
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MFS(R) VARIABLE INSURANCE
  TRUST--INITIAL CLASS
   MFS(R) Growth Series           0.75%         --       0.07%      --      0.82%          --        0.82%
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                                         DISTRIBUTION
                                            AND/OR             ACQUIRED   TOTAL                  NET TOTAL
                                           SERVICE               FUND    ANNUAL     FEE WAIVER    ANNUAL
                              MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                             FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
----------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE
  TRUST--CLASS IA
   Putnam VT High Yield
     Fund                       0.58%         --       0.17%       --     0.75%          --        0.75%
   Putnam VT Income Fund        0.41%         --       0.19%       --     0.60%          --        0.60%
   Putnam VT Multi-Cap
     Growth Fund                0.57%         --       0.15%       --     0.72%          --        0.72%
   Putnam VT Voyager Fund       0.57%         --       0.15%       --     0.72%          --        0.72%
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T. ROWE PRICE EQUITY SERIES,
  INC.
   New America Growth
     Portfolio                  0.85%         --          --       --     0.85%          --        0.85%
   Personal Strategy
     Balanced Portfolio         0.90%         --          --    0.13%     1.03%       0.13%        0.90%
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T. ROWE PRICE FIXED INCOME
  SERIES, INC.
   Limited-Term Bond
     Portfolio                  0.70%         --          --    0.01%     0.71%          --        0.71%
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Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The following paragraph is added to this section.

The investment adviser to certain of the Funds offered with the Policy or with other variable insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.

                                                                                           INVESTMENT ADVISER/
         FUND                                INVESTMENT OBJECTIVE                              SUBADVISER
-------------------------------------------------------------------------------------------------------------------
DWS VARIABLE
SERIES I--CLASS A
-------------------------------------------------------------------------------------------------------------------
DWS International VIP    Seeks long-term growth of capital.                            Deutsche Investment
                                                                                       Management Americas Inc.
-------------------------------------------------------------------------------------------------------------------
DWS VARIABLE
SERIES II--CLASS A
-------------------------------------------------------------------------------------------------------------------
DWS Money Market         Seeks maximum current income to the extent consistent         Deutsche Investment
VIP                      with stability of principal.                                  Management Americas Inc.
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS
--INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio  Seeks long-term capital appreciation.                         Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Equity-Income            Seeks reasonable income. The fund will also consider the      Fidelity Management &
Portfolio                potential for capital appreciation. The fund's goal is to     Research Company
                         achieve a yield which exceeds the composite yield on the      Subadviser: FMR Co., Inc.
                         securities comprising the S&P 500(R) Index.
-------------------------------------------------------------------------------------------------------------------
Growth Portfolio         Seeks to achieve capital appreciation.                        Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Index 500 Portfolio      Seeks investment results that correspond to the total return  Fidelity Management &
                         of common stocks publicly traded in the United States, as     Research Company
                         represented by the S&P 500(R) Index.                          Subadvisers: FMR Co., Inc.;
                                                                                       Geode Capital
                                                                                       Management, LLC
-------------------------------------------------------------------------------------------------------------------

                                                                                      INVESTMENT ADVISER/
        FUND                             INVESTMENT OBJECTIVE                             SUBADVISER
-------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST--
INITIAL CLASS
-------------------------------------------------------------------------------------------------------------
MFS(R) Growth Series  Seeks capital appreciation.                                  Massachusetts Financial
                                                                                   Services Company
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PUTNAM VARIABLE
TRUST--CLASS IA
-------------------------------------------------------------------------------------------------------------
Putnam VT High Yield  Seeks high current income. Capital growth is a secondary     Putnam Investment
Fund                  goal when consistent with achieving high current income.     Management, LLC
-------------------------------------------------------------------------------------------------------------
Putnam VT Income      Seeks high current income consistent with what Putnam        Putnam Investment
Fund                  Investment Management, LLC believes to be prudent risk.      Management, LLC
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Putnam VT Multi-Cap   Seeks long-term capital appreciation.                        Putnam Investment
Growth Fund                                                                        Management, LLC
-------------------------------------------------------------------------------------------------------------
Putnam VT Voyager     Seeks capital appreciation.                                  Putnam Investment
Fund                                                                               Management, LLC
-------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
SERIES, INC.
-------------------------------------------------------------------------------------------------------------
New America Growth    Seeks to provide long-term capital growth by investing       T. Rowe Price Associates,
Portfolio             primarily in the common stocks of growth companies.          Inc.
-------------------------------------------------------------------------------------------------------------
Personal Strategy     Seeks the highest total return over time consistent with an  T. Rowe Price Associates,
Balanced Portfolio    emphasis on both capital appreciation and income.            Inc.
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T. ROWE PRICE FIXED
INCOME SERIES, INC.
-------------------------------------------------------------------------------------------------------------
Limited-Term Bond     Seeks a high level of income consistent with moderate        T. Rowe Price Associates,
Portfolio             fluctuations in principal value.                             Inc.
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POLICY BENEFITS
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DEATH BENEFIT

The following paragraph is added to this section.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

TRANSFERS

The following replaces the section titled "Frequent Transfers Among Divisions."

Restrictions on Frequent Transfers. Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the DWS International VIP and the Putnam VT High Yield Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

WE HAVE THE RIGHT TO MODIFY THE POLICY IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.